Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
March, 1997

Scheduled Maturity                                      9/15/98


Coupon                                                  5.8000%


Excess Protection Level
   3 Month Average  5.30%
     March, 1997  6.24%
     February, 1997  5.72%
     January, 1997  3.94%



Cash Yield                                              18.76%


Investor Charge Offs                                    4.41%


Base Rate                                               8.11%


Over 35 Day Delinquency                                 4.98%


Seller's Interest                                       23.49%


Total Payment Rate                                      10.71%


Total Principal Balance                                $7,275,805,303.32


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,709,138,636.63